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                                                                   EXHIBIT 10.14

                         WARRANTHOLDERS RIGHTS AGREEMENT


         WARRANTHOLDERS RIGHTS AGREEMENT dated as of June 27, 1997 among Let's Talk Cellular & Wireless, Inc., a Florida corporation (together with its successors, "Holdings"), H.I.G. Fund V, Inc., a Cayman Islands corporation (together with its successors, the "Fund"), Texas Cellular Partners, L.P., a Delaware limited partnership (together with its successors, "TCP"), and NationsCredit Commercial Corporation ("NationsCredit") (the Fund, TCP, together with any holder of Conversion Shares (as defined herein) and such other stockholders of Holdings as may, from time to time, become parties to this Agreement in accordance with the provisions hereof, the "Stockholders"; and NationsCredit and such other warrantholders of Holdings as may, from time to time, become parties to this Agreement in accordance with the provisions hereof, the "Warrantholders").

         WHEREAS, as of the date hereof, the Fund is the beneficial owner of 650,000 shares of Common Stock (as defined herein), TCP is the beneficial owner of 552,590 shares of Common Stock, and NationsCredit is the beneficial owner of Warrants (as defined herein) to purchase 32,410 shares of Common Stock; and

         WHEREAS, Holdings and each Stockholder (other than the holders of the Conversion Shares) wish to provide to the Warrantholders and the holders of the Conversion Shares the rights described herein;

         NOW THEREFORE the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 Definitions. Unless otherwise defined herein, the following terms used in this Agreement shall have the meanings specified below.

         "Adjustment Event" has the meaning set forth in Section 2.10 thereof.





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         "Affiliate" means, with respect to any Person, any of (i) a director or executive officer of such Person, (ii) a spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of any director or executive officer of such Person), (iii) any general or limited partner of such Person, (iv) any holder of 10% or more of any class of equity securities of such Person and (v) any other Person that, directly or indirectly, controls, or is controlled by or is under common control with such Person. For the purpose of this definition, "control" (including the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise.

         "BHC Act" means the Bank Holding Company Act of 1956, as amended.

         "Closing Date" means December 31, 1996.

         "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "Common Stock" means the Common Stock, par value $0.0001 per share, of Holdings.

         "Conversion Shares" means (i) any shares of Common Stock or other securities issued upon the exercise of any Warrants and (ii) any securities issued with respect to any of such shares or other securities referred to in clause (i) upon the conversion thereof into other securities or by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided that any of such securities shall cease to be Conversion Shares when such securities shall have (x) been disposed of pursuant to a Public Sale or (y) ceased to be outstanding.

         "Credit Agreement" means the Credit Agreement dated as of December 31, 1996, as amended and restated as of June 27, 1997, among Telephone Warehouse, Inc., National Cellular, Incorporated, Holdings, TCP, the lenders named therein and NationsCredit, as agent, as further amended from time to time.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such successor Federal statute.



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         "Fund" has the meaning set forth in the introductory paragraph.

         "Indemnified Party" has the meaning set forth in Section 3.5(a) hereof.

         "Initial Public Offering" means the first registration of an offering of shares of Common Stock under the Securities Act which becomes effective (other than by a registration on Form S-4, S-8, S-14 or S-15 or any successor or similar forms).

         "Initiating Holders" has the meaning set forth in Section 3.1 hereof.

         "Majority Holders" means Holders holding a majority in interest of the outstanding Conversion Shares and Warrants (such majority determined, for purposes of this definition, by calculating the number of Conversion Shares for which such Warrants are then exercisable).

         "NASD" means The National Association of Securities Dealers, Inc.

         "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

         "Other Securities" has the meaning set forth in Section 3.1.

         "Person" means a corporation, an association, a partnership, a trust, a limited liability company, an organization, a business, an individual, a government or a subdivision thereof or a governmental agency.

         "Preferred Stock Purchase Agreement" means the Series A Preferred Stock Purchase Agreement dated as of June 25, 1996 between the Fund and Holdings, as amended by the Conversion Agreement dated as of June 27, 1997 by and between Holdings, the Fund and TCP, as further amended from time to time.

         "Public Sale" means any sale of Common Stock to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any successor provision then in effect) adopted under the Securities Act.

         "Registrable Securities" means any Conversion Shares until the earlier of (i) the date (if any) on which such Conversion Shares shall have been exchanged for new equity securities of Holdings not bearing a legend restricting transfer, the subsequent disposition of which shall not require registration or qualification under the Securities Act or any similar state law then in force and (ii) the date on



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which such Conversion Shares may be sold pursuant to Rule 144(k) under the
Securities Act.

         "Registration Expenses" means all expenses incident to Holdings' performance of or compliance with Sections 3.1 through 3.5 hereof, including (i) all registration, filing and NASD fees, (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all word processing, duplicating and printing expenses, (iv) all messenger and delivery expenses, (v) the fees and disbursements of counsel for Holdings and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees and disbursements of any one counsel retained by the holder or holders of more than 50% of the Registrable Securities being registered (or, in the case of any registration effected pursuant to Section 3.1, as the Initiating Holders shall have selected to represent all holders of the Registrable Securities being registered), (vii) premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered if Holdings desires such insurance and (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but not including underwriting discounts and commissions and transfer taxes, if any; provided that, in any case where Registration Expenses are not to be borne by Holdings, such expenses shall not include (i) salaries of Holdings personnel or general overhead expenses of Holdings, (ii) auditing fees,
(iii) premiums or other expenses relating to liability insurance required by underwriters of Holdings or (iv) other expenses for the preparation of financial statements or other data, to the extent that any of the foregoing either is normally prepared by Holdings in the ordinary course of its business or would have been incurred by Holdings had no public offering taken place.

         "Regulation Y Holder" means any Warrant Securityholder that is a bank holding company within the meaning of the BHC Act, or a subsidiary thereof subject to Regulation Y under the BHC Act.

         "Regulatory Change" means, with respect to any Regulation Y Holder, (i) any change on or after the date hereof in United States federal or state or foreign laws or regulations (including the BHC Act and Regulation Y thereunder);
(ii) the adoption on or after the date hereof of any interpretation or ruling applying to such Regulation Y Holder, individually or as a member of a class, under any United States federal or state or foreign laws or regulations by any court or governmental or regulatory authority charged with the interpretation or administration thereof; or (iii) the modification on or after the date hereof of any agreement with or commitment of any such governmental or regulatory authority that is applicable to or binding upon such Regulation Y Holder.


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         "Restricted Securities" means the Warrants, the Conversion Shares and any securities obtained upon exchange for or upon conversion or transfer of or as a distribution on Warrants, the Conversion Shares or any such securities; provided that particular securities shall cease to be Restricted Securities when such securities shall have (x) been disposed of pursuant to a Public Sale, (y) been otherwise transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by Holdings and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force or (z) ceased to be outstanding. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the issuer thereof or its transfer agent, without expense (other than transfer taxes, if any), new securities of like tenor not bearing a legend of the character set forth in Section 2.2.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

         "Stockholder" has the meaning set forth in the introductory paragraph.

         "Shareholders' Agreement" means the Shareholders' Agreement dated as of June 27, 1997 by and among Holdings and the shareholders listed on the signature page thereof, as amended and in effect from time to time.

         "Warrant Securityholder" means at any time any Warrantholder or any holder of Conversion Shares.

         "Warrantholders" has the meaning set forth in the introductory paragraph.

         "Warrants" means the Warrant or Warrants originally issued to NationsCredit on June 27, 1997 to purchase 32,410 shares of Common Stock, as such Warrants may be transferred or otherwise assigned, but only to the extent not theretofore exercised, redeemed or expired in accordance with their respective terms.

         All references herein to "days" shall mean calendar days unless otherwise specified.



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                                   ARTICLE II

                       TRANSFER AND CONVERSION OF SHARES;
                       PAYMENTS TO WARRANT SECURITYHOLDERS

         SECTION 2.1 General. Except as otherwise provided in this Agreement and the Shareholders' Agreement or by law, each Stockholder may transfer its shares of Common Stock at any time to any Person.

         SECTION 2.2 Restrictions on Transfer and Conversion; Legend on Certificates. (a) Except as otherwise provided in this Agreement, Restricted Securities shall not be transferable except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or 144A (or any successor provisions) under the Securities Act or (iii) pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act.

         (b) Unless otherwise expressly provided herein, each certificate for Restricted Securities and each certificate issued in exchange for or upon transfer of any thereof shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AND HAVE THE BENEFIT OF A WARRANTHOLDERS RIGHTS AGREEMENT DATED AS OF JUNE 27, 1997, AMONG LET'S TALK CELLULAR & WIRELESS, INC. AND THE STOCKHOLDERS AND WARRANTHOLDERS PARTIES THERETO, COPIES OF WHICH ARE ON FILE WITH LET'S TALK CELLULAR & WIRELESS, INC."

         (c) Any other provision of this Agreement to the contrary notwithstanding, no transfer of any Restricted Securities other than pursuant to a Public Sale may be made to any Person unless such Person shall have agreed in writing that such Person, as a holder of Restricted Securities, and the Restricted Securities it acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreement applicable to such Restricted Securities (and upon



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such agreement such Person shall be entitled to such benefits). Any purported transfer of Restricted Securities without compliance with the applicable provisions of this Agreement shall be void and of no effect, and the purported transferee shall have no rights as a Warrantholder or Shareholder (as applicable) or under this Agreement. In the event of such non-complying transfer, Holdings shall not transfer any such Restricted Securities on its books or recognize the purported transferee as a shareholder or warrantholder, as the case may be, for any purpose, until all applicable provisions of this Agreement have been complied with.

         (d) Holdings and each Stockholder agree to cause each transferee from them of any shares of Common Stock (other than pursuant to a Public Sale or sale to employees of Holdings; provided that the aggregate amount of all such shares of Common Stock transferred to employees who are not a party hereto does not exceed 5% of all shares of Common Stock outstanding on the date hereof) to execute and deliver an instrument in form and substance satisfactory to Holdings and the Majority Holders pursuant to which such transferee agrees to be bound by the provisions of this Agreement applicable to holders of shares of Common Stock of the type transferred.

         SECTION 2.3 Permitted Transfers. The restrictions on transfer provided in Section 2.2(a) shall not be applicable to any transfer in compliance with federal and all applicable state securities laws (i) to an Affiliate of the holder of Restricted Securities, from an Affiliate of such holder to such holder or between Affiliates of such holder (if any such Affiliate to whom shares of Restricted Securities have been transferred by a holder thereof ceases to be an Affiliate of such holder of Restricted Securities, such Restricted Securities shall immediately be transferred back to the transferor thereof), (ii) upon the death of any holder of Restricted Securities to such holder's executors, administrators or testamentary trustees or (iii) to a trust the beneficiaries of which include only the holder of such Restricted Securities or such holder's spouse, parents, siblings or descendants (any transferee referred to in (i), (ii) or (iii) above being referred to herein as a "Permitted Transferee"); provided that no such transfer shall be made to any Permitted Transferee unless such Permitted Transferee shall have agreed in writing that such Permitted Transferee, as a Stockholder or Warrantholder (as the case may be), and the shares of Common Stock or Warrants it acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreement applicable to Common Stock or Warrants (as the case may be), and upon such agreement such Permitted Transferee shall be entitled to such benefits.

         SECTION 2.4 Tag-Along Rights. (a) If any Stockholder (other than the Warrant Securityholders) (any such Person for purposes of this Section 2.4, the



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"Transferor") wishes to transfer at any time all or a portion of its shares of
Common Stock to any Person (the "Transferee"), the Transferor shall first give to Holdings and each Warrant Securityholder (pursuant to a list provided by Holdings) a written notice (a "Transfer Notice"), executed by it and the Transferee and containing (i) the number of shares of Common Stock that the Transferee proposes to acquire from the Transferor, (ii) the name and address of the Transferee, (iii) the proposed purchase price, terms of payment and other material terms and conditions of such proposed transfer, (iv) an estimate, in the Transferor's reasonable judgment, of the fair market value of any non-cash consideration offered by the Transferee and (v) an offer by the Transferee or Transferor to purchase, upon the purchase by the Transferee of any shares of Common Stock owned by the Transferor and for the same per share consideration, that number of Conversion Shares (or if such number is not an integral number, the next integral number which is greater than such number) of each Warrant Securityholder which shall be the product of (x) the aggregate number of Conversion Shares either then owned, or issuable upon exercise of Warrants then owned, by such Warrant Securityholder and (y) a fraction, the numerator of which shall be the number of shares of Common Stock indicated in the Transfer Notice as subject to purchase by the Transferee and the denominator of which shall be the sum of (A) the total number of shares of Common Stock then owned by the Transferor and its Affiliates plus (B) the total number of Conversion Shares either then owned, or issuable upon exercise of Warrants then owned, by each Warrant Securityholder transferring shares to the Transferee. Each Warrant Securityholder shall have the right, for a period of 15 days after the Transfer Notice is given, to accept such offer in whole or in part, exercisable by delivering a written notice to the Transferor and Holdings within such 15-day period, stating therein the number of Conversion Shares such Warrant Securityholder wishes to sell to the Transferor or Transferee, as the case may be. Prior to the earlier of (x) the end of such 15-day period or (y) the acceptance or rejection by each Warrant Securityholder of the Transferee's or Transferor's offer, as the case may be, the Transferor will not complete any sale of shares of Common Stock to the Transferee. Thereafter, for a period of 60 days after the prohibition under the preceding sentence shall have terminated, the Transferor may sell to the Transferee for the consideration stated and on terms set forth in the Transfer Notice the shares of Common Stock stated in the Transfer Notice as subject to purchase by the Transferee; provided that the Transferor or Transferee, as the case may be, shall simultaneously purchase from those Warrant Securityholders who have accepted the Transferor's or Transferee's offer, as the case may be, the number of Conversion Shares with respect to which such offer was accepted (or, if such number exceeds the number of Conversion Shares for which the offer was made, such number of Conversion Shares from each Warrant Securityholder as shall result in a ratable allocation to all accepting Warrant Securityholders based on the number of Conversion Shares with respect



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to which such offer was accepted by the Warrant Securityholders). The provisions of this Section 2.4 shall not apply to transfers (i) between the Transferor and any of its Affiliates or between Affiliates of the Transferor, (ii) to employees of Holdings (provided that the aggregate amount of all shares of Common Stock so transferred does not exceed 5% of all shares of Common Stock outstanding on the date hereof) or (iii) transfers to any Current Shareholder (as defined therein) existing on the date hereof pursuant to Section 3 of the Shareholders'
Agreement.

         SECTION 2.5 Drag-Along Rights. If at any time prior to an Initial Public Offering, any Stockholder (other than the Warrant Securityholders) (any such Person for purposes of this Section 2.5, the "Transferor") wishes to transfer all of the shares of Common Stock owned by it and its Affiliates (provided that such shares of Common Stock constitute more than 50% of all shares of Common Stock on a Fully Diluted Basis (as determined in the Warrants) at such time) in a bona fide sale to any Person (the "Proposed Transferee") pursuant to which the consideration to be paid by the Proposed Transferee consists solely of cash, freely tradeable securities with an active public market or securities of a company in the same or substantially similar business of Holdings at such time and the Transferor and its Affiliates will not receive, in connection with the transactions contemplated at the time of such transfer, any other securities or options to acquire securities of Holdings unless also received by the Warrant Securityholders, then the Transferor shall have the right (the "Drag-Along Right") to require each Warrant Securityholder to sell to the Proposed Transferee for the same per share consideration received by the Transferor all of the Conversion Shares and Warrants (calculated, in the case of the Warrants, on the number of Conversion Shares for which such Warrant is exercisable at such time) held by such Warrant Securityholder; provided that (a) such price per share is not less than the Fair Market Value (as defined in the Warrants) of Holdings per share of outstanding Common Stock on a Fully Diluted Basis and (b) each Warrant Securityholder shall not be obligated to make any representation or warranty, or incur any liability in connection with any such transfer, other than as to its ownership of the Conversion Shares or Warrants being transferred by it. To exercise the Drag-Along Right, the Transferor shall first give to Holdings and each other Warrant Securityholder (pursuant to a list provided by Holdings) a written notice (a "Drag-Along Notice") executed by the Transferor and the Proposed Transferee and containing (a) the name and address of the Proposed Transferee, (b) the proposed purchase price of each share of Common Stock (certifying that such price per share is not less than the Fair Market Value of outstanding Common Stock on a Fully Diluted Basis), terms of payment and other material terms and conditions of the Proposed Transferee's offer, and (c) the aggregate number of Conversion Shares or Warrants owned by each Warrant



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Securityholder with respect to which the Transferor wishes to exercise its
Drag-Along Right pursuant to this Section 2.5. Each Warrant Securityholder shall thereafter be obligated to sell to the Proposed Transferee the Conversion Shares and Warrants subject to such Drag-Along Notice; provided that the sale to the Proposed Transferee is consummated within 180 days of delivery of the Drag-Along Notice. If the sale is not consummated within such 180-day period, then each affected Warrant Securityholder may sell, but shall no longer be obligated to sell, such Warrant Securityholder's Conversion Shares or Warrants pursuant to such Drag-Along Notice. The provisions of this Section 2.5 shall not apply to transfers between the Transferor and any of its Affiliates or between Affiliates of the Transferor.

         SECTION 2.6 Shareholders' Agreement. In addition to any other restrictions on transfer provided for herein, the transfer of shares of Common Stock owned by the Stockholders shall be subject to the terms and provisions of the Shareholders' Agreement.

         SECTION 2.7 Restrictions on Transfer by Regulation Y Holders. (a) No Regulation Y Holder may transfer any Warrant or any Conversion Shares; provided that such Regulation Y Holder may transfer such Warrant or Conversion Shares (i) to Holdings; (ii) to the public in an offering registered under the Securities Act; (iii) in a transaction pursuant to Rule 144 or Rule 144A (or any successor provisions) under the Securities Act or otherwise exempt from the registration requirements of the Securities Act in which no single purchaser receives an interest (treating any such Warrant as exercised) equivalent to more than two percent of the outstanding Common Stock; or (iv) in a single transaction to a third party who acquires at least a majority of the Common Stock without regard to the transfer of such Warrant or Conversion Shares. In the event of a Regulatory Change, the effect of which is to permit such Regulation Y Holder to transfer such Warrant or Conversion Shares in any other manner, the foregoing proviso shall be deemed modified to permit a transfer of such Warrant or Conversion Shares in such other manner.

         (b) Nothing in Sections 2.4, 2.5 or 2.6 of this Agreement shall require any Regulation Y Holder to make a transfer of Warrants or Conversion Shares in a manner not permitted by Section 2.7(a) (an "Impermissible Transfer"). If Sections 2.4, 2.5 or 2.6 of this Agreement would otherwise require any Regulation Y Holder to make an Impermissible Transfer as a condition precedent to making a transfer of Warrants or Conversion Shares in a manner permitted by
Section 2.7(a) (a "Permissible Transfer"), then such Regulation Y Holder shall not be required to make such Impermissible Transfer as a condition precedent to making such Permissible Transfer.



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         SECTION 2.8 Adjustment Event Fee. If on or prior to the first anniversary of the date of any redemption of the Warrants pursuant to Section
5.3 of the Warrants, (i) Holdings completes an Initial Public Offering or (ii) more than 25% of the Common Stock (on a Fully Diluted Basis) are sold to any Person or Persons (other than a Person that is an Affiliate of Holdings prior to the consummation of such sale or sales) as part of a single sale or series of sales (each of the foregoing events being herein called an "Adjustment Event"), then Holdings shall pay to each Warrantholder as additional compensation (such compensation to be in cash or, to the extent and in the same proportion as the proportion of non-cash consideration paid by Persons purchasing shares of Common Stock in connection with such Adjustment Event, such non-cash consideration) an amount equal to the product of (x) the difference between the highest price per share paid or to be paid by Persons purchasing shares of Common Stock in connection with such Adjustment Event (less underwriting commissions and other appropriate costs and expenses) less the Optional Redemption Price (as defined in the Warrants) (determined on a per share basis) paid to such Warrantholder multiplied by (y) the number of shares of Common Stock issuable upon exercise of the Warrants of such Warrantholder that were redeemed.

         SECTION 2.9 No Inconsistent Agreements. Holdings has not entered into and will not enter into any registration rights agreements or similar arrangements the performance by Holdings of which would in any manner conflict with, restrict or be inconsistent with the performance by Holdings of its obligations under this Agreement.


                                   ARTICLE III

                               REGISTRATION RIGHTS

         SECTION 3.1 Registration on Request. (a) At any time or from time to time beginning 180 days after the date of consummation of an Initial Public Offering (or after such shorter period as the underwriter or underwriters, if any, distributing Common Stock in such Initial Public Offering may permit), upon the written request of the Majority Holders (the "Initiating Holders"), requesting that Holdings effect the registration under the Securities Act of all or part of (but not less than 50% of) such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, Holdings will promptly give written notice of such requested registration to all holders of Warrants and Registrable Securities, and thereupon Holdings will use its best efforts to effect the registration under the Securities Act of:




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                  (i)   the Registrable Securities which Holdings has been so
         requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request;

                  (ii) all other Registrable Securities the holders of which shall have made a written request to Holdings for registration thereof within 30 days after the giving of such written notice by Holdings (which request shall specify the intended method of disposition of such Registrable Securities); and

                  (iii) all shares of Common Stock which Holdings may elect to register in connection with the offering of Registrable Securities pursuant to this Section 3.1, whether for its own account or for the account of a holder of Common Stock, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any, to be so registered; provided that
(x) the Warrant Securityholders as a class shall be entitled to not more than two registrations upon request pursuant to this Section 3.1 and (y) if at the time of the Initiating Holders' request to effect a registration under this
Section 3.1, the Warrant Securityholders' shares of Registrable Securities are subject to a lockup pursuant to Section 3.4(b), until such time as such shares are no longer subject to such lockup, Holdings shall not be obligated to file any registration statement pursuant to this Section 5.1.

         (b) Registrations under this Section 3.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by Holdings and
(ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. Holdings agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

         (c) Holdings will pay all Registration Expenses in connection with one registration requested pursuant to this Section 3.1; provided that, in addition, Holdings shall pay all Registration Expenses in connection with any registration upon request pursuant to which less than 50% of the Registrable Securities requested to be registered by such Initiating Holders are registered, but no such registration shall be counted as a requested registration for purposes of this Section 3.1. The underwriting discounts and commissions and transfer taxes, if any, allocable to the Registrable Securities requested to be registered by the


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Initiating Holders in connection with each registration requested under this
Section 3.1 shall be paid for by the Initiating Holders requesting such registration.

         (d) A registration requested pursuant to this Section 3.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective; provided that a registration which does not become effective after Holdings has filed a registration statement with respect thereto solely by reason of the refusal to proceed by the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to Holdings) shall be deemed to have been effected by Holdings at the request of the Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration,
(ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, other than by reason of some act or omission by the Initiating Holders, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by the Initiating Holders.

         (e) If a requested registration pursuant to this Section 3.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of at least a majority (by a number of shares) of the Registrable Securities as to which registration has been requested and shall be reasonably acceptable to Holdings; provided that, if Holdings is obligated to pay Registration Expenses in connection with such registration, the holders selecting such underwriter or underwriters shall not select any underwriter or underwriters that will charge fees in connection with such registration without Holdings' consent.

         (f) If a requested registration pursuant to this Section 3.1 involves an underwritten offering, and the managing underwriter shall advise Holdings (with a copy of any such notice to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities proposed to be sold for the account of Holdings) exceeds the number which can be sold in such offering within a price range acceptable to the Initiating Holders, Holdings will include in such registration, to the extent of the number which Holdings is so advised can be sold in such offering, (i) first, Registrable Securities requested to be included in such registration by the holder or holders of Registrable Securities, (ii) second, all securities other than Registrable Securities (any such shares with respect to any registration, "Other Securities") requested to be included by the holder or holders thereof, and
(iii) third, all securities proposed to be included by Holdings in such registration, in each case if less than all such securities or shares, then pro rata among such holders requesting such registration on the basis of the number of such securities requested to be included by such holders.

         SECTION 3.2 Incidental Registration. (a) If Holdings at any time proposes to register any of its securities under the Securities Act (other than (x) by a registration on Form S-4, S-8, S-14 or S-15 or any successor or similar forms or (y) pursuant to Section 3.1) whether for its own account or for the account of the holder or holders of any Other Securities, it will each such time give prompt written notice to all Warrant Securityholders of its intention to do so and of such holders' rights under this Section 3.2. Upon the written request of any such holder made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), Holdings will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which Holdings has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which Holdings proposes to register; provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Holdings shall determine for any reason either not to register or to delay registration of such securities, Holdings may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Warrant Securityholder entitled to do so to request that such registration be effected as a registration under Section 3.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 3.2 shall relieve Holdings of its obligation to effect any registration upon request under Section 3.1, nor shall any such registration hereunder be deemed to have been effected pursuant to Section 3.1. Holdings will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this
Section 3.2.

         (b) If Holdings at any time proposes to register any of its securities under the Securities Act as contemplated by Section 3.2(a) and such securities are to be distributed by or through one or more underwriters, Holdings will, if requested by any holder of Registrable Securities as provided in this Section 3.2, use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters; provided that if the managing underwriter of such underwritten offering shall inform Holdings and holders of the Registrable Securities requesting such registration and all other holders of any Other Securities which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under this Section 3.2 by letter of its belief that inclusion in such distribution of all or a specified number of such securities proposed to be distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such letter to state the basis of such belief and the approximate number of such Registrable Securities and such Other Securities proposed so to be registered which may be distributed without such effect), then Holdings may, upon written notice to all holders of such Registrable Securities and holders of such Other Securities, include in such registration, if and to the extent stated by such managing underwriter to be necessary to eliminate such effect, (i) first, securities requested to be included in such registration for the account of Holdings ("Holdings Shares"), (ii) second, if such registration shall be in connection with a request for registration by the Fund and/or TCP pursuant to
Section 7.2 of the Preferred Stock Purchase Agreement, securities requested to be included in such registration by the Fund and TCP, (iii) third, Registrable Securities and Other Securities (unless included pursuant to subsection (ii) above) requested to be included in such registration by the holder or holders thereof, pro rata among such holders requesting such registration on the basis of the number of such securities or shares requested to be included by such holders; provided that (x) if such registration shall be in connection with an Initial Public Offering, Holdings shall include only Registrable Securities and Other Securities requested to be included in such registration by the holders thereof, pro rata among such holders on the basis of the number of such securities requested to be included by such holders, such that the resultant aggregate number of such Registrable Securities and Other Securities so included in such registration, together with the number of securities to be included in such registration for the account of Holdings, shall be equal to the number of shares stated in such managing underwriter's letter, and (y) if the managing underwriter indicates that the inclusion of a greater percentage of Registrable Securities (and a lesser percentage of Other Securities) than the inclusion of such shares on a pro rata basis would permit a greater number of shares of its securities to be registered in a manner that would not interfere with the successful marketing of the securities being distributed by such underwriters, then Registrable Securities and Other Securities shall be included in such registration in the proportions so determined by the managing underwriter to permit inclusion of such greater number.

         SECTION 3.3 Registration Procedures. (a) If and whenever Holdings is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 3.1 and 3.2, Holdings shall, as expeditiously as possible:

                  (i) prepare and (within 60 days after the end of the period within which requests for registration may be given to Holdings or in any event as soon thereafter as possible; provided that, in the case of a registration pursuant to Section 3.1, such filing to be made within 60 days after the initial request of an Initiating Holder or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities
         Act) and thereafter use its best efforts to cause such registration statement to become and remain effective as provided in clause (ii) below; provided however that Holdings may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; provided further that before filing such registration statement or any amendments thereto, Holdings will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of (x) in the case of a registration pursuant to Section 3.1, the expiration of 120 days after such registration statement becomes effective, or (y) in the case of a registration pursuant to Section 3.2, the expiration of 90 days after such registration statement becomes effective;

                  (iii) furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

                  (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under blue sky or similar laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that Holdings shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                  (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller and the underwriters, if any, of

                           (x) an opinion of counsel for Holdings, dated the
                  effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

                           (y) a "comfort" letter, dated the effective date of
                  such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified Holdings' financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

                  (vii) notify the holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

                           (A) when the registration statement, the prospectus
                  or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                           (B) of any request by the Commission for amendments
                  or supplements to the registration statement or the prospectus or for additional information;

                           (C) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the registration or the initiation of any proceedings by any Person for that purpose; and

                           (D) of the receipt by Holdings of any notification
                  with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                  (viii) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon Holdings' discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (ix) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

                  (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (xi) make available for inspection by a representative of the sellers of Registrable Securities participating in the offering, any underwriter participating in any disposition pursuant to the registration and any attorney or accountant retained by such sellers or underwriter (each, an "Inspector"), all financial and other records, pertinent corporate documents and properties of Holdings (the "Records"), and cause Holdings' officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration; provided that Holdings shall not be required to comply with this subdivision (xi) if there is a reasonable likelihood, in the judgment of Holdings, that such delivery could result in the loss of any attorney-client privilege related thereto; and provided further that Records which Holdings determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (other than to any holder of Registrable Securities participating in the offering) unless (x) such Records have become generally available to the public or (y) the disclosure of such Records may be necessary or appropriate
         (A) to comply with any law, rule, regulation or order applicable to any such Inspectors or seller of Registrable Securities, (B) in response to any subpoena or other legal process or (C) in connection with any litigation to which such Inspectors or any seller of Registrable Securities is a party (provided that Holdings is provided with reasonable notice of such proposed disclosure and a reason able opportunity to seek a protective order or other appropriate remedy with respect to such Records);

                  (xii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such Registration Statement;

                  (xiii) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Common Stock is then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD; and

                  (xiv) use its best efforts to provide a CUSIP number for the Registrable Securities, not later than the effective date of the registration.

Holdings may require each seller of Registrable Securities as to which any registration is being effected to furnish Holdings such information regarding such seller and the distribution of such securities as Holdings may from time to time reasonably request in writing for purposes of preparing the relevant registration statement and amendments and supplements thereto.

         (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from Holdings of the occurrence of any event of the kind described in subdivision (viii) of Section 3.3(a), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of Section 3.3(a). In the event Holdings shall give any such notice, the periods specified in subdivision (ii) of Section 3.3(a) shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of Section 3.3(a).

         (c) If any such registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of Holdings, then such holder shall have the right to require, in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

         SECTION 3.4 Underwritten Offerings. (a) If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 3.1, Holdings will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to Holdings, each such holder and the underwriters, and to contain such representations and warranties by Holdings and such holders and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 3.5. The holders of the Registrable Securities will cooperate with Holdings in the negotiation of the underwriting agreement.

         (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities, and each of the Stockholders agrees, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any equity securities of Holdings, during the ten days prior to and the 180 days after the effective date of any underwritten registration pursuant to Section 3.1 or 3.2, any underwritten registration of securities requested by the Fund pursuant to
Section 7.2 or 7.3 of the Preferred Stock Purchase Agreement, as in effect on the date hereof, or any underwritten registration of securities by TCP pursuant to the Conversion Agreement dated as of June 27, 1997 by and between Holdings, HIG Fund V, Inc. and TCP, as in effect on the date hereof, as the case may be, has become effective (or such shorter period as the underwriter or underwriters may permit), except as part of such underwritten registration, whether or not such holder, the Fund or TCP participates in such registration, and except as otherwise permitted by the managing underwriter of such underwriting (if any). Each of the holders of Registrable Securities, the Fund and TCP agrees that Holdings may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 3.4(b).

         (c) Holdings agrees (x) not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the ten days prior to and the 180 days after any registration pursuant to Section 3.1 or 3.2 has become effective, except

(i) as part of such registration, (ii) pursuant to registrations on Form S-4, S-8, S-14 or S-15 or any successor or similar forms thereto or (iii) as otherwise permitted by the managing underwriter of such offering (if any), and
(y) to use all reasonable efforts to cause each holder of 5% or more of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased from Holdings at any time after the date of this Agreement (other than in a public offering) to agree not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of such securities during such period except as part of such underwritten registration.

         (d) No Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Person or a majority of the Persons entitled to approve such arrangements and (ii) completes and executes all agreements, questionnaires, indemnities and other documents (other than powers of attorney, except a power of attorney with respect to the price at which such Person's shares of Common Stock shall be sold to the underwriters of such offering and the transfer of such shares to such underwriters; provided that such power of attorney may include, at the sole discretion of such Person, a minimum price below which such Person shall not be obligated to sell such shares) required under the terms of such underwriting arrangements.

         SECTION 3.5 Indemnification. (a) Holdings agrees to indemnify and hold harmless each holder of Registrable Securities whose Registrable Securities are covered by any registration statement, its directors and officers and each other Person, if any, who controls such holder within the meaning of the Securities Act or Exchange Act (each an "Indemnified Party"), against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Holdings will reimburse each such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that Holdings shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Holdings by or on behalf of such holder specifically for use in the preparation thereof. In addition, Holdings shall indemnify any underwriter of such offering and each other Person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act in substantially the same manner and to substantially the same extent as the indemnity herein provided to each Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

         (b) Each prospective seller of Registrable Securities hereunder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 3.5) Holdings, each director of Holdings, each officer of Holdings and each other person, if any, who controls Holdings within the meaning of the Securities Act or Exchange Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereof, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Holdings by or on behalf of such seller specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Holdings or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. The amount payable by any prospective seller of a Registrable Security with respect to the indemnification set forth in this subsection (b) in connection with any offering of securities will not exceed the amount of net proceeds received by such prospective seller pursuant to such offering.

         (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 3.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 3.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

         (d) If the indemnification provided for in the preceding subdivisions of this Section 3.5 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by Holdings on the one hand and the holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Holdings on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by Holdings on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by Holdings from the initial sale of the Registrable Securities by Holdings to the purchaser bear to the gain realized by the selling holder or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of Holdings on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by Holdings, by the holder or by the underwriter and parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the proviso contained in the first sentence of subdivision (a) of this Section 3.5, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (d) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or (b) of this Section 3.5 had been available under the circumstances.

         Holdings and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (d) were determined by pro rata allocation (even if the holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph and subdivision (c) of this Section 3.5. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         Notwithstanding the provisions of this subdivision (d), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         SECTION 3.6 Rule 144; Rule 144A. (a) If Holdings shall have filed a registration statement pursuant to Section 12 of the Exchange Act or a registration statement pursuant to the Securities Act, Holdings will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, Holdings will deliver to such holder a written statement as to whether it has complied with such requirements.

         (b) Holdings represents and warrants that the Common Stock is not, and is not part of a class of securities that is, listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system. For so long as any shares of Registrable Securities are restricted securities within the meaning of Rule 144(a)(3) under the Securities Act, Holdings covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) of the Exchange Act, make available to any holder of Registrable Securities in connection with the sale of such holder Registrable Securities and any prospective purchaser of Registrable Securities from such, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

         SECTION 3.7 Consent to Registration Rights. Each of the Stockholders and Holdings hereby consents to the provisions set forth in this Article III.


                                   ARTICLE IV

                                  MISCELLANEOUS

         SECTION 4.1 Notices. All notices and other communications provided for hereunder shall be dated and in writing and shall be deemed to have been given
(i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and telephonic confirmation of receipt thereof is obtained or (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused. Such notices shall be addressed to the appropriate party to the attention of the person who executed this Agreement at the address or telecopy number set forth under such party's signature below (or to the attention of such other person or to such other address or telecopy number as such party shall have furnished to each other party in accordance with this Section 4.1).

         SECTION 4.2 Binding Nature of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto or their successors in interest, except as expressly otherwise provided herein.

         SECTION 4.3 Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 4.4 Specific Performance. Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for the other parties' failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

         SECTION 4.5 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION
4.1. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY

TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER
MANNER PERMITTED BY LAW.

         SECTION 4.6 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         SECTION 4.7 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         SECTION 4.8 Entire Agreement. This Agreement is intended by the parties hereto as a final and complete expression of their agreement and understanding in respect to the subject matter contained herein. This Agreement supersedes all prior agreement and understandings, written or oral, between the parties with respect to such subject matter.

         SECTION 4.9 Amendment and Waiver. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by Holdings and the Majority Holders; provided that no such amendment may adversely affect the rights or obligations hereunder of any Warrant Securityholder unless signed by such Warrant Securityholder. Any provision may be waived if, but only if, such waiver is in writing and is signed by the party or parties waiving such provision and for whose benefit such provision is intended.

         SECTION 4.10 No Third Party Beneficiaries. Nothing in this Agreement shall convey any rights upon any person or entity which is not a party or an assignee of a party to this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                                   LET'S TALK CELLULAR & WIRELESS, INC.


                                   By /s/ Brett Beveridge
                                     --------------------------------
                                      Title: President

                                   Address:  5200 NW 77th Court
                                             Miami, FL  33166
                                   Telefax:  (305) 477-4119


                                   HIG FUND V, INC.

                                   By /s/ Anthony Tamer
                                     --------------------------------
                                      Title: President

                                   Address:  c/o HIG Capital Management, Inc.
                                             1001 South Bayshore Drive
                                             Suite 2310
                                             Miami, FL  33131
                                   Telefax:  (305) 379-2013


                                   TEXAS CELLULAR PARTNERS, L.P.
                                   By HIG Texas Cellular Company, as Managing
                                      General Partner


                                   By /s/ Anthony Tamer
                                     --------------------------------
                                      Title: President

                                   Address:    c/o HIG Capital Management, Inc.
                                               1001 South Bayshore Drive
                                               Suite 2310
                                               Miami, Florida 33131
                                   Telefax:    (305) 379-2013

                                   NATIONSCREDIT COMMERCIAL
                                     CORPORATION

                                   By /s/ Edward Alt
                                      --------------------------------
                                      Title: Authorized Signatory

                                   Address:  One Canterbury Green
                                             Stamford, CT  06912-0013
                                   Telefax:  203-352-4171

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER ARE SUBJECT TO AND HAVE THE BENEFIT OF A WARRANTHOLDERS RIGHTS AGREEMENT DATED AS OF JUNE 27, 1997 AMONG LET'S TALK CELLULAR & WIRELESS, INC. AND THE STOCKHOLDERS AND WARRANTHOLDERS LISTED ON THE SIGNATURE PAGES THEREOF, A COPY OF WHICH IS ON FILE WITH LET'S TALK CELLULAR & WIRELESS, INC.

                                                                   June 27, 1997
                                                                   Cert. No. W-1

                                    WARRANT

                  TO PURCHASE 32,410 SHARES OF COMMON STOCK OF

                      LET'S TALK CELLULAR & WIRELESS, INC.

                           EXPIRING DECEMBER 31, 2006

         THIS IS TO CERTIFY THAT, for value received, NATIONSCREDIT COMMERCIAL CORPORATION or registered assigns ("Holder") is entitled to purchase from LET'S TALK CELLULAR & WIRELESS, INC., a Florida corporation ("Holdings"), at any time or from time to time after 9:00 a.m., New York City time, on the date hereof and prior to 5:00 p.m., New York City time, on the earlier of December 31, 2006 and the Business Day preceding the date of redemption of this Warrant, at the place where the Warrant Agency is located, at the Exercise Price, the number of shares of Common Stock, par value $0.0001 per share (the "Common Stock"), of Holdings shown above, all subject to adjustment and upon the terms and conditions hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described.

         This Warrant is one of one or more warrants (the "Warrants") of the same form and having the same terms as this Warrant, entitling the holders initially to purchase up to an aggregate of 32,410 shares of Common Stock. The Warrants have been issued pursuant to the Credit Agreement dated as of December 31,

1996, as amended and restated as of June 27, 1997 (as further amended from time to time, the "Credit Agreement"), among Telephone Warehouse, Inc., a Delaware corporation ("TWI"), National Cellular, Incorporated, a Texas corporation ("NCI" and, together with TWI, the "Companies", Holdings, Texas Cellular Partners, L.P., the Lenders listed on the signature pages thereof and NationsCredit Commercial Corporation ("NationsCredit"), as Agent, and the Holder is entitled to certain benefits and is subject to certain restrictions, including restrictions on transfers, as set forth therein and to certain benefits described in the Warrantholders Rights Agreement. Holdings shall keep a copy of the Credit Agreement and the Warrantholders Rights Agreement, and any amendments thereto, at the Warrant Agency and shall furnish, without charge, copies thereof to the Holder upon request.

         Certain terms used in this Warrant are defined in Article VI.

                                   ARTICLE I

                              EXERCISE OF WARRANTS

         1.1. Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver on any Business Day to Holdings, at the Warrant Agency,
(a) this Warrant, (b) a written notice of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased (which shall be a whole number of shares if for less than all the shares then issuable hereunder), the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered, and (c) payment of the Exercise Price with respect to such shares. Such payment may be made, at the option of the Holder, either (a) by cash, certified or bank cashier's check or wire transfer in an amount equal to the product of (i) the Exercise Price times (ii) the number of Warrant Shares as to which this Warrant is being exercised or (b) by receiving from Holdings the number of Warrant Shares equal to (i) the number of Warrant Shares as to which this Warrant is being exercised minus (ii) the number of Warrant Shares having a value, based on the Closing Price on the trading day immediately prior to the date of such exercise, equal to the product of (x) the Exercise Price times (y) the number of Warrant Shares as to which this Warrant is being exercised.

         Holdings shall, as promptly as practicable and in any event within seven days after receipt of such notice and payment, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice together with cash in lieu of any fractions of a share as provided in Section 1.3. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of shares, as of the date the aforementioned notice and payment is received by Holdings. If this Warrant shall have been exercised only in part, Holdings shall, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder and if Holdings so permits, appropriate notation may be made on this Warrant which shall then be returned to the Holder. Holdings shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivery of the aforementioned notice of exercise or promptly upon receipt of a written request of Holdings for payment.

         1.2. Shares to be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and, if such class of Common Stock is then listed on any national securities exchange (as defined in the Exchange Act) or quoted on NASDAQ, shall be duly listed or quoted thereon, as the case may be, to the extent such shares are permitted to be transferred by applicable law at such time.

         1.3. No Fractional Shares Required to be Issued. Holdings shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon final exercise of this Warrant, in lieu of such fractional share Holdings shall pay to the Holder, in cash, an amount equal to the same fraction of the Fair Market Value of Holdings per share of outstanding Common Stock on the Business Day immediately prior to the date of such exercise.

         1.4. Share Legend. Each certificate for shares of Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

         "This security has not been registered under the Securities Act of 1933 and may not be sold or offered for sale unless registered under said Act and any applicable state securities laws or unless an exemption from such registration is available. This security is also subject to certain restrictions, including restrictions on transfer, contained in and has the benefit of a Warrantholders Rights Agreement dated as of June 27, 1997 among Let's Talk Cellular & Wireless, Inc. and the Stockholders and Warrantholders listed on the signature pages thereof, copies of which are on file with Let's Talk Cellular & Wireless, Inc."

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued in connection with a public offering pursuant to a registration statement under the Securities
Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such certificate (who may be an employee of such holder) and reasonably acceptable to Holdings, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

         1.5. Reservation. Holdings has duly reserved and will keep available for issuance upon exercise of the Warrants the total number of Warrant Shares deliverable from time to time upon exercise of all Warrants from time to time outstanding. Holdings will not change the Common Stock from par value $.0001 per share to any higher par value which exceeds the Exercise Price then in effect, and will reduce the par value of the Common Stock upon any event described in
Article IV that provides for an increase in the number of shares of Common Stock subject to purchase upon exercise of this Warrant, in inverse proportion to and effective at the same time as such number of shares is increased, but only to the extent that such increase in the number of shares, together with all other such increases after the date hereof, causes the aggregate Exercise Price of all Warrants (without giving effect to any exercise or redemption thereof) to be greater than $1,000.


                                   ARTICLE II

                     WARRANT AGENCY; TRANSFER, EXCHANGE AND
                            REPLACEMENT OF WARRANTS

         2.1. Warrant Agency. As long as any of the Warrants remain outstanding, Holdings shall perform the obligations of and be the warrant agency with respect to the Warrants (the "Warrant Agency") at its address set forth in the Credit Agreement or at such other address as Holdings shall specify by notice to all Warrantholders.

         2.2. Ownership of Warrant. Holdings may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than Holdings) for all purposes and shall not be affected by any notice to the contrary, until due presentment of this Warrant for registration of transfer as provided in this Article II.

         2.3. Transfer of Warrant. Holdings agrees to maintain at the Warrant Agency books for the registration of transfers of the Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency, together with a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney, with (if the Holder is a natural person) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender and, if required, such payment, Holdings shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment (which shall be whole numbers of shares only) and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled.

         2.4. Division or Combination of Warrants. This Warrant may be divided or combined with other Warrants upon presentment hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and denominations (which shall be whole numbers of shares only) in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 2.3 as to any transfer or assignment which may be involved in the division or combination, Holdings shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         2.5. Loss, Theft, Destruction of Warrant Certificates. Upon receipt of evidence satisfactory to Holdings of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to Holdings (it being understood and agreed that if the holder of such Warrant is NationsCredit, then a written agreement of indemnity given by NationsCredit alone shall be satisfactory to Holdings and no further security shall be required) or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, Holdings will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

         2.6. Expenses of Delivery of Warrants. Holdings shall pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants hereunder.

                                  ARTICLE III

                                 CERTAIN RIGHTS

         3.1. Rights and Obligations under the Warrantholders Rights Agreement. This Warrant is entitled to the benefits and subject to the terms of the Warrantholders Rights Agreement dated as of June 27, 1997, among Holdings and the Stockholders and Warrantholders listed on the signature pages thereof (as amended from time to time, the "Warrantholders Rights Agreement"). Holdings shall keep or cause to be kept a copy of the Warrantholders Rights Agreement, and any amendments thereto, at the Warrant Agency and shall furnish, without charge, copies thereof to the Holder upon request.

         3.2. Determination of Fair Market Value. Subject to Section 3.3 hereof, each determination of Fair Market Value hereunder shall be made in good faith by Holdings. Upon each determination of Fair Market Value by Holdings hereunder, Holdings shall promptly give notice thereof to all Warrantholders, setting forth in reasonable detail the calculation of such Fair Market Value and the method and basis of determination thereof (the "Holdings Determination").

         3.3. Contest and Appraisal Rights. (a) If the holders of Warrants entitling such holders to purchase a majority of the Common Stock subject to purchase upon exercise of Warrants at the time outstanding (exclusive of Warrants then owned by Holdings or any Subsidiary (as defined in the Credit Agreement) or Affiliate (as defined in the Credit Agreement) thereof (the "Required Interest") shall disagree with the Holdings Determination and shall by notice to Holdings given within 30 days after Holdings' notice of the Holdings Determination (an "Appraisal Notice") elect to dispute the Holdings Determination, such dispute shall be resolved as set forth in subsection (b) of this Section.

         (b) Holdings shall within 30 days after an Appraisal Notice shall have been given pursuant to subsection (a) of this Section engage an investment bank or other qualified appraisal firm acceptable to the Required Interest (the "Appraiser") to make an independent determination of Fair Market Value (the "Appraiser Determination"). If the Holdings Determination and the Appraiser Determination differ by an amount of 15% or less of the Holdings Determination, then the costs of conducting the appraisal shall be borne equally by Holdings and the Holders; if the Holdings Determination is greater than the Appraiser Determination by more than 15% of the Holdings Determination, then the costs of conducting the appraisal shall be borne entirely by the Holders; and if the Appraiser Determination is greater than the Holdings Determination by more than 15% of the Holdings Determination, then the costs of conducting the appraisal shall be borne entirely by

Holdings; provided that in each case costs separately incurred by Holdings and any Holders shall be separately borne by them.

         3.4. Board Meetings. Holdings shall give to the Warrantholders notice of all meetings and actions by written consent of its board of directors and each committee thereof and of the board of directors and each committee thereof of the Company, at the same time and in the same manner as notice of any meetings of such board or committees is required to be given to directors who do not waive such notice (or, if such action requires no notice, then two days written notice thereof describing the matters upon which action is to be taken). All meetings of the board of directors of the Company or each committee thereof shall be held on the same day and in the same location as the analogous meeting of the board of directors of Holdings or relevant committee thereof, as the case may be. Warrantholders shall have the right at their cost to send two representatives selected by them to each such meeting, who shall be permitted to attend such meeting and any adjournments thereof (other than any portion of such meeting devoted to discussion of the Warrantholders). The provisions of this
Section 3.4 shall be applicable only prior to the consummation of an IPO.

         3.5. Financial Statements and Other Information. Holdings will, and will cause each of its subsidiaries to, maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in accordance with generally accepted accounting principles ("GAAP"), and will deliver to each of the Warrantholders:

                  (a) as soon as practicable and in any event within 30 days after the end of each fiscal quarter, a consolidated balance sheet of Holdings and its subsidiaries as at the end of such fiscal quarter and the related consolidated statements of operations and cash flows for such fiscal quarter and for the portion of the fiscal year ended at the end of such fiscal quarter, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by the chief financial officer of Holdings as fairly presenting the financial condition and results of operations of Holdings and its subsidiaries and as having been prepared in accordance with GAAP applied on a basis consistent with the audited financial statements of Holdings, subject to changes resulting from audit and normal year-end adjustments;

                  (b) as soon as available and in any event within 120 days after the end of each fiscal year, a consolidated balance sheet of Holdings and its subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year;

                  (c) promptly following the filing thereof with the Secretary of State of the State of Delaware, a copy of each amendment to, or restatement of, the Certificate of Incorporation of Holdings, and promptly following the adoption thereof by Holdings, a copy of each amendment to, or restatement of, the By-laws of Holdings;

                  (d) as promptly as practicable following each meeting of the board of directors of Holdings, a copy of the minutes of such meeting, and promptly following the execution by all of the directors on the board of directors of Holdings, a copy of each unanimous written consent of directors in lieu of a meeting of the board of directors of Holdings, in each case, including all exhibits and attachments, if any, to such minutes or unanimous written consents; and

                  (e) with reasonable promptness, such other information and data with respect to Holdings or any of its subsidiaries as from time to time may be reasonably requested by any Warrantholder.


                                   ARTICLE IV

                            ANTIDILUTION PROVISIONS

         4.1. Adjustment Generally. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as provided in this Article IV; provided that notwithstanding anything to the contrary contained herein, the Exercise Price shall not be less than the par value of the Common Stock, as such par value is reduced from time to time in accordance with Section 1.5.

         4.2. Common Stock Reorganization. If Holdings shall subdivide its outstanding shares of Common Stock (or any class thereof) into a greater number of shares or consolidate its outstanding shares of Common Stock (or any class thereof) into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then (a) the Exercise Price shall be adjusted, effective immediately after the effective date of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such effective date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (b) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

         4.3. Common Stock Distribution. (a) If Holdings shall issue, sell or otherwise distribute any shares of Common Stock, other than pursuant to a Common Stock Reorganization (which is governed by Section 4.2 hereof) (any such event, including any event described in paragraphs (b) and (c) below, being herein called a "Common Stock Distribution"), for a consideration per share less than the Exercise Price then in effect or less than the Fair Market Value of Holdings per share of outstanding Common Stock on a Fully Diluted Basis on the date of such Common Stock Distribution (before giving effect to such Common Stock Distribution), then, effective upon such Common Stock Distribution, the Exercise Price shall be reduced to the lower of the prices (calculated to the nearest one-thousandth of one cent) determined as provided in clauses (i) and (ii) below or:

                  (i) by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution multiplied by the then existing Exercise Price, plus (2) the consideration, if any, received by Holdings upon such Common Stock Distribution by (B) the total number of shares of Common Stock outstanding immediately after such Common Stock Distribution; and

                  (ii) by multiplying the Exercise Price in effect immediately prior to such Common Stock Distribution by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution multiplied by such Fair Market Value per share on the date of such Common Stock Distribution, plus (B) the consideration, if any, received by Holdings upon such Common Stock Distribution, and the denominator of which shall be the product of (1) the total number of shares of Common Stock outstanding immediately after such Common Stock Distribution multiplied by (2) such Fair Market Value per share on the date of such Common Stock Distribution.

         If any Common Stock Distribution shall require an adjustment to the

Exercise Price pursuant to the foregoing provisions of this paragraph (a), including by operation of paragraph (b) or (c) below, then, effective at the time such adjustment is made, the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Distribution by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such Common Stock Distribution and the denominator of which shall be the sum of the number of shares outstanding immediately before giving effect to such Common Stock Distribution (both calculated on a Fully Diluted Basis) plus the number of shares of Common Stock which the aggregate consideration received by Holdings with respect to such Common Stock Distribution would purchase at the Fair Market Value of Holdings per share of outstanding Common Stock on a Fully Diluted Basis on the date of such Common Stock Distribution (before giving effect to such Common Stock Distribution). In computing adjustments under this paragraph, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

         The provisions of this paragraph (a), including by operation of paragraph (b) or (c) below, shall not operate to increase the Exercise Price or reduce the number of shares of Common Stock subject to purchase upon exercise of this Warrant.

         (b) If Holdings shall issue, sell, distribute or otherwise grant in any manner (including by assumption) any rights to subscribe for or to purchase, or any warrants or options for the purchase of Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights, warrants or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the rights to convert or exchange any such Convertible Securities in respect of such Options are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities in respect of such Options (determined by dividing (i) the aggregate amount, if any, received or receivable by Holdings as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to Holdings upon the exercise of all such Options, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Exercise Price then in effect or less than the Fair

Market Value of Holdings per share of outstanding Common Stock on a Fully Diluted Basis on the date of granting such Options (before giving effect to such grant), then, for purposes of paragraph (a) above, the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting of such Options and thereafter shall be deemed to be outstanding and Holdings shall be deemed to have received as consideration of such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (d) below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of such Convertible Securities.

         (c) If Holdings shall issue, sell or otherwise distribute (including by assumption) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the aggregate amount received or receivable by Holdings as consideration for the issuance, sale or distribution of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to Holdings upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price then in effect or less than the Fair Market Value of Holdings per share of outstanding Common Stock on a Fully Diluted Basis on the date of such issuance, sale or distribution (before giving effect to such issuance, sale or distribution), then, for purposes of paragraph (a) above, the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issuance, sale or distribution of such Convertible Securities and thereafter shall be deemed to be outstanding and Holdings shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (d) below, no additional adjustment of the Exercise Price shall be made upon the actual conversion or exchange of such Convertible Securities.

         (d) If (i) the purchase price provided for in any Option referred to in paragraph (b) above or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph
(b) or (c) above or the rate at which any Convertible Securities referred to in paragraph (b) or (c) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Article IV), or (ii) any of such Options or Convertible

Securities shall have terminated, lapsed or expired, the Exercise Price then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the Exercise Price which would then be in effect had the adjustment made upon the issuance, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be (in the case of any event referred to in clause (i) of this paragraph (d)) or had such adjustment not been made (in the case of any event referred to in clause (ii) of this paragraph (d)).

         (e) If Holdings shall pay a dividend or make any other distribution upon any capital stock of Holdings payable in Common Stock Options or Convertible Securities, then, for purposes of paragraph (a) above, such Common Stock, Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

         (f) If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received therefor shall be deemed to be the amount received by Holdings therefor. If any shares of Common Stock, Options or Convertible Securities shall be issued sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by Holdings shall be deemed to be the Fair Market Value of such consideration, after deduction of any expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which Holdings is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issuance and sale of other securities of Holdings' together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

         4.4. Special Dividends. If Holdings shall issue or distribute to any holder or holders of shares of Common Stock evidences of indebtedness, any other securities of Holdings or any cash, property or other assets (excluding a Common Stock Reorganization or a Common Stock Distribution), whether or not accompanied by a purchase, redemption or other acquisition of shares of Common Stock (any such nonexcluded event being herein called a "Special Dividend"), (a) the Exercise Price shall be decreased, effective immediately after the effective date of such Special Dividend, to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Fair Market Value of Holdings per share of outstanding Common Stock as of such effective date less any cash and the then Fair Market Value of any evidences of indebtedness, securities or property or other assets issued or distributed in such Special Dividend with respect to one share of Common Stock, and the denominator of which shall be such Fair Market Value per share and (b) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Special Dividend by a fraction, the numerator of which shall be the Exercise Price in effect immediately before such Special Dividend and the denominator of which shall be the Exercise Price in effect immediately after such Special Dividend. A reclassification of Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by Holdings to the holders of such Common Stock of such shares of such other class of stock and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as part of such reclassification, a Common Stock Reorganization.

         4.5. Capital Reorganizations. If there shall be any consolidation or merger to which Holdings is a party, other than a consolidation or a merger of which Holdings is the continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization) in, outstanding shares of Common Stock, or any sale or conveyance of the property of Holdings as an entirety or substantially as an entirety, or any recapitalization of Holdings (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Holder shall no longer have the right to purchase Common Stock, but shall have instead the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization if this Warrant had been exercised immediately prior to the effective date of such Capital Reorganization. As a condition to effecting any Capital Reorganization, Holdings or the successor or surviving corporation, as the case may be, shall (a) execute and deliver to each Warrantholder and to the Warrant Agency an agreement as to the Warrantholders' rights in accordance with this Section 4.5, providing, to the extent of any right to purchase equity securities hereunder, for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Article IV and (b) provide each Regulation Y Holder with an opinion of counsel reasonably satisfactory to such Regulation Y Holder and such other assurances as any Regulation Y Holder may reasonably request to the effect that the ownership and exercise by any Regulation Y Holder of this Warrant after giving effect to such Capital Reorganization shall not be prohibited by the BHC Act or the regulations thereunder. The provisions of this Section 4.5 shall similarly apply to successive Capital Reorganizations.

         4.6. Adjustment Rules. (a) Any adjustments pursuant to this Article IV shall be made successively whenever an event referred to herein shall occur, except that, notwithstanding any other provision of this Article IV, no adjustment shall be made to the number of shares of Common Stock to be delivered to each Holder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered. No adjustment shall be made pursuant to this Article IV in respect of the issuance from time to time of shares of Common Stock upon the exercise of any of the Warrants. If Holdings shall take a record of the holders of its Common Stock for any purpose referred to in this Article IV, then (i) such record date shall be deemed to be the date of the issuance, sale, distribution or grant in question and (ii) if Holdings shall legally abandon such action prior to effecting such action, no adjustment shall be made pursuant to this
Article IV in respect of such action.

         4.7. Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Article IV, Holdings shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that (a) Holdings may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the holders of Warrants are entitled to receive upon exercise thereof and (b) the ownership and exercise of any Warrant by any Regulation Y Holder shall not be prohibited by the BHC Act or the regulations thereunder.

         4.8. Notice of Adjustment. Not less than 10 nor more than 30 days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Article IV, Holdings shall give notice to each Warrantholder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, Holdings shall give notice to each Warrantholder of such adjustment and computation promptly after such adjustment becomes determinable.


                                   ARTICLE V

               PURCHASE, REDEMPTION AND CANCELLATION OF WARRANTS

         5.1. Purchase of Warrants by Holdings. Holdings shall have the right or obligation to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as set forth below.

         5.2. Mandatory Redemption of Warrants. The Holder may (a) at any time and from time to time on or after the earlier of (i) the fourth anniversary of the Closing Date and (ii) the repayment in full of all principal of and premium and interest on the Notes (as defined in the Credit Agreement) and the termination of the Commitments under the Credit Agreement and (b) on or within 30 days after the date on which Holdings shall have delivered a Refinancing Notice, by notice to Holdings (any such redemption pursuant to this clause (b), a "Refinancing Redemption"), demand a determination of the Redemption Price (a "Determination Notice") for purposes of this Section 5.2. Within 30 days (or, in the case of a Refinancing Redemption, 5 days) after the receipt of any Determination Notice from the Holder, Holdings shall give to the Holder notice of the Redemption Price, including a reasonably detailed description of the method of calculation thereof, determined as of the day preceding such notice of the Redemption Price. At any time within 30 days (or, in the case of a Refinancing Redemption, 15 days) after receipt of notice of the Redemption Price the Holder may demand redemption of this Warrant, in whole or in part, at the Redemption Price by notice to Holdings, payable on the third Business Day after receipt of notice of such demand (or, in the case of a Refinancing Redemption, on the closing date of such refinancing) (any such date, the "Redemption Due Date") in immediately available funds to the Holder upon surrender of this Warrant at the Warrant Agency or, if requested by the Holder, without surrender of this Warrant, by wire transfer to any account in New York City specified by notice to Holdings. Thereupon, the right to purchase shares of Common Stock theretofore represented by this Warrant as to which the Holder has demanded (and Holdings may effect) redemption shall terminate, and this Warrant shall represent the right of the Holder to receive the full Redemption Price from Holdings in accordance with this Section. The Holder's right to demand redemption of this Warrant pursuant to this Section 5.2 shall be referred to hereinafter as the Holder's "Mandatory Redemption Right".

         5.3. Optional Redemption. At any time and from time to time after the fifth anniversary of the Closing Date, Holdings shall have the right to redeem all, but not less than all, of the outstanding Warrants at the Optional Redemption Price, determined as of the day preceding the notice of redemption. Irrevocable notice of such right of redemption shall be given by Holdings to all Warrantholders not more than 30 days nor less than 15 days prior to the date scheduled for redemption, stating the date and price, including a reasonably detailed description of the method of calculation thereof, of redemption. Warrantholders may exercise Warrants until 5:00 p.m., New York City time, on the Business Day preceding the date of redemption set forth in a valid notice of redemption, at which time the right to purchase shares of Common Stock theretofore represented by this Warrant shall terminate, and this Warrant shall represent the right of the Holder to receive the Optional Redemption Price from Holdings in immediately available funds upon surrender of this Warrant at the Warrant Agency. If the Optional Redemption Price shall be disputed pursuant to Section 3.3, Holdings shall pay to the affected Warrantholders on the redemption date the Optional Redemption Price initially determined by it and shall thereafter make supplemental payment of any increase (and the affected Warrantholder shall remit to Holdings any decrease) in the Optional Redemption Price upon resolution of such dispute.

         5.4. Cancellation of Warrants. All Warrants purchased, redeemed or otherwise acquired by Holdings shall thereupon be canceled and retired. The Warrant Agency shall cancel any Warrant surrendered for exercise or registration of transfer or exchange and deliver such canceled Warrants to Holdings.

         5.5. Notice of Refinancing. Holdings shall give notice to each of the Warrantholders of any intent by Holdings or the Company to refinance in their entirety the Notes (as defined in the Credit Agreement) not less than 60 days prior to the proposed closing date of such refinancing, setting forth such proposed closing date and notifying each Warrantholder of its rights under
Section 5.2 (such notice, the "Refinancing Notice").


                                   ARTICLE VI

                                   DEFINITIONS

         The following terms, as used in this Warrant, have the following meanings:

         "Affiliate" has the meaning specified in the Warrantholders Rights Agreement.

         "Appraisal Notice" has the meaning set forth in Section 3.3(a).

         "Appraiser" has the meaning set forth in Section 3.3(b).

         "Appraiser Determination" has the meaning set forth in Section 3.3(b).

         "BHC Act" means the Bank Holding Company Act of 1956, as amended.

         "Business Day" means any day excluding Saturday, Sunday and any day on which banking institutions located in New York are authorized by law or other governmental action to be closed, unless there shall have been an offering of Common Stock registered under the Securities Act, in which case "Business Day" means (a) if Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for business or (b) if Common Stock is not so listed or admitted to trading, a day on which the New York Stock Exchange is open for business.

         "Capital Reorganization" has the meaning set forth in Section 4.5.

         "Closing Date" means December 31, 1996.

         "Closing Price" on any day means (a) if Common Stock is listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case on the principal national securities exchange on which Common Stock is listed or admitted to trading, or (b) if Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system or, if not so reported, as reported by any New York Stock Exchange member firm selected by Holdings for such purpose.

         "Common Stock" means the common stock, par value $0.0001 per share, of Holdings.

         "Common Stock Distribution" has the meaning set forth in Section
4.3(a).

         "Common Stock Reorganization" has the meaning set forth in Section 4.2.

         "Consolidated Total Debt" has the meaning specified in the Credit Agreement.

         "Convertible Securities" has the meaning set forth in Section 4.3(b).

         "Credit Agreement" has the meaning set forth in the second paragraph of this Warrant.

         "Determination Notice" has the meaning set forth in Section 5.2.

         "EBITDA" has the meaning specified in the Credit Agreement.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

         "Exercise Price" means $.0001 per share of the Common Stock, subject to adjustment pursuant to Article IV.

         "Fair Market Value" as at any date of determination means the fair market value of the business or property or services in question as of such date, as determined in good faith by the Board of Directors of Holdings or otherwise in accordance with Section 3.3 hereof. The Fair Market Value of Holdings as at any date of determination shall be the sum of (i) the greatest of
(w) the Fair Market Value at such date of the common stockholders' equity of Holdings and its Subsidiaries as a going concern, (x) the liquidation value at such date of the common stockholders' equity of Holdings and its Subsidiaries,
(y) the consolidated net worth of Holdings and its Subsidiaries as shown on the latest available consolidated balance sheet of Holdings and (z) the result of
(A) EBITDA for the twelve consecutive months most recently ended prior to such date multiplied by four plus (B) cash and cash equivalents at such date minus
(C) Consolidated Total Debt at such date, and (ii) the amount by which any of the foregoing amounts would have been increased had LTC not made any payments pursuant to stock appreciation rights or other equity-based payments to employees of LTC or any of its Subsidiaries. Notwithstanding the foregoing, if, at any date of determination of the Fair Market Value of Holdings, the Common Stock shall then be publicly traded, the Fair Market Value of Holdings on such date shall be the Market Price on such date multiplied by the number of shares of Common Stock then outstanding. Determination of the Fair Market Value of Holdings per share of Common Stock, shall be made without giving effect to any discount for (i) minority interest or (ii) any lack of liquidity of the Common Stock due to the fact that there may be no public market for the Common Stock.

         "Fully Diluted Basis" means at any time (i) as applied to any calculation of the number of securities of Holdings, after giving effect to (x) all shares of common stock of Holdings (including the Common Stock) outstanding at the time of determination, (y) all shares of Holdings' common stock issuable upon the exercise of any option, warrant (including the Warrants) or similar right outstanding at the time of determination and (z) all shares of common stock of Holdings issuable upon the exercise of any conversion or exchange right contained in any security convertible into or exchangeable for shares of common stock of Holdings; and (ii) as applied to any calculation of value, after giving effect to the foregoing securities and the payment of any consideration payable upon the exercise of any option, warrant or similar right referred to in clause
(y) above if such option, warrant or similar right were exercisable at such time.

         "Holder" has the meaning set forth in the first paragraph of this Warrant.

         "Holdings" has the meaning set forth in the first paragraph of this Warrant.

         "Holdings Determination" has the meaning set forth in Section 3.2(a).

         "IPO" means the initial sale of shares of Common Stock by and for the account of Holdings pursuant to an underwritten public offering registered under the Securities Act.

         "Mandatory Redemption Right" has the meaning set forth in Section 5.2.

         "Market Price" as at any date of determination means the average of the daily Closing Prices of a share of Common Stock for the shorter of (i) the 20 consecutive Business Days ending on the most recent Business Day prior to the Time of Determination and (ii) the period commencing on the date next succeeding the first public announcement of the issuance, sale, distribution, grant or exercise in question through such most recent Business Day prior to the Time of Determination. "Time of Determination" means the time and date of the earliest of (x) the determination of the stockholders entitled to receive such issuance, sale, distribution or grant, (y) the determination of the Holders or Holdings to exercise their respective rights set forth in Sections 5.2 or 5.3 hereof and (z) the commencement of "ex-dividend" trading in respect thereof.

         "NASD" means The National Association of Securities Dealers, Inc.

         "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

         "NationsCredit" has the meaning set forth in the second paragraph of this Warrant.

         "Optional Redemption Price" means, as of any date of determination, a price for each share of Common Stock issuable upon exercise of the Warrants equal to 110% of the Redemption Price, determined as of such date.

         "Options" has the meaning set forth in Section 4.3(b).

         "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government agency or political subdivision thereof.

         "Redemption Due Date" has the meaning set forth in Section 5.2 hereof.

         "Redemption Price" means, as of any date of determination, a price for each share of Common Stock issuable upon exercise of the Warrants equal to the excess of (a)(i) the Fair Market Value of Holdings plus the aggregate Exercise Price of all Warrants either being redeemed or then outstanding and not being redeemed divided by (ii) the number of shares of Common Stock outstanding on a Fully Diluted Basis over (b) the Exercise Price then in effect.

         "Refinancing Notice" has the meaning set forth in Section 5.5 hereof.

         "Refinancing Redemption" has the meaning set forth in Section 5.2 hereof.

         "Regulation Y Holder" means the Holder or a holder of Warrant Shares, if such Holder or holder of Warrant Shares is a bank holding company within the meaning of the BHC Act or a subsidiary thereof subject to Regulation Y under the BHC Act.

         "Required Interest" has the meaning set forth in Section 3.3(a).

         "Securities Act" means the Securities Act of 1933, as amended, and rules and regulations of the Securities and Exchange Commission thereunder.

         "Special Dividend" has the meaning set forth in Section 4.4.

         "Subsidiary" of any Person means any corporation, partnership, joint venture, association or other business entity of which more than 50% of the total voting power of shares of stock or other interests therein entitled to vote in the election of members of the board of directors, partnership committee, board of managers or trustees or other managerial body thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof. Unless otherwise specified, "Subsidiary" means a Subsidiary of Holdings and "Subsidiaries" means all Subsidiaries of Holdings.

         "Warrant Agency" has the meaning set forth in Section 2.1.

         "Warrant Shares" means the shares of Common Stock issuable upon the exercise of the Warrants.

         "Warrantholder" means a holder of a Warrant.

         "Warrantholders Rights Agreement" has the meaning set forth in Section 3.1.

         "Warrants" has the meaning set forth in the second paragraph of this Warrant.

         All references herein to "days" shall mean calendar days unless otherwise specified.

                                  ARTICLE VII

                                 MISCELLANEOUS

         7.1. Notices. Notices and other communications provided for herein shall be in writing and may be given by mail, courier, confirmed telex or facsimile transmission and shall, unless otherwise expressly required, be deemed given when received or, if mailed, four Business Days after being deposited in the United States mail with postage prepaid and properly addressed. In the case of the Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Warrant Agency, unless the Holder shall notify the Warrant Agency that notices and communications should be sent to a different address (or telex or facsimile number), in which case such notices and communications shall be sent to the address (or telex or facsimile number) specified by the Holder.

         7.2. Waivers; Amendments. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice or demand on Holdings in any case shall entitle Holdings to any other or future notice or demand in similar or other circumstances. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of Holdings and the holders of Warrants entitling such holders to purchase a majority of the Common Stock subject to purchase upon exercise of such Warrants at the time outstanding (exclusive of Warrants then owned by Holdings or any Subsidiary (as defined in the Credit Agreement) or Affiliate (as defined in the Credit Agreement) thereof); provided, however, that no such amendment, modification or waiver shall, without the written consent of the holders of all Warrants at the time outstanding, (a) change the number of shares of Common Stock subject to purchase upon exercise of this Warrant, the Exercise Price or provisions for payment thereof or (b) amend, modify or waive the provisions of this Section or Article III or IV or Section 1.5, 5.2, 5.3 or
5.5. The provisions of the Credit Agreement and the Warrantholders Rights Agreement may be amended, modified or waived only in accordance with the respective provisions thereof.

         Any such amendment, modification or waiver effected pursuant to and in accordance with the provisions of this Section or the applicable provisions of the Credit Agreement or the Warrantholders Rights Agreement shall be binding upon the holders of all Warrants and Warrant Shares, upon each future holder thereof and upon Holdings. In the event of any such amendment, modification or waiver Holdings shall give prompt notice thereof to all holders of Warrants and Warrant




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
Shares and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

         7.3. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW).

         7.4. Transfer; Covenants to Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of Holdings or the Holder shall bind its successors and assigns, whether so expressed or not. This Warrant shall be transferable and assignable by the Holder hereof in whole or from time to time in part to any other Person and the provisions of this Warrant shall be binding upon and inure to the benefit of the Holder hereof and its successors and assigns.

         7.5. Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         7.6. Section Headings. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

         7.7. Tax Basis. Holdings and the Holder agree pursuant to Proposed Treasury Regulation Section 1.1273-2 that, for Federal income tax purposes, the aggregate issue price of the Term Loans (as defined in the Credit Agreement) and the aggregate purchase price for the Lender Interest and the Warrants are those set forth in Section 2.05 of the Credit Agreement. Neither Holdings nor the Holder hereof shall voluntarily take (nor shall Holdings permit the Company voluntarily to take) any action inconsistent with the agreement set forth in this Section 7.7.






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         IN WITNESS WHEREOF, Holdings has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed, attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

                           LET'S TALK CELLULAR & WIRELESS, INC.



                           By: /s/ Nicolas Molina
                              --------------------------------------------------
                              Name:  Nicolas Molina
                              Title: Chief Executive Officer



Attest:


/s/ Brett Beveridge
---------------------------
Name:  Brett Beveridge
Title: President






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